EXHIBIT 99.3
















                          REGISTRATION RIGHTS AGREEMENT


                                      among


                             PLAYTEX PRODUCTS, INC.


                                       and


                        J.W. CHILDS EQUITY PARTNERS, L.P.









                     ---------------------------------------

                          Dated as of January 28, 1998
                     ---------------------------------------


                                TABLE OF CONTENTS

                                                                                                      Page

1.       Background......................................................................................1

2.       Registration Under Securities Act, etc..........................................................1
         2.1      Registration on Request................................................................1
         2.2      Incidental Registration................................................................5
         2.3      Registration Procedures................................................................9
         2.4      Underwritten Offerings................................................................12
         2.5      Preparation; Reasonable Investigation.................................................13
         2.6      Limitations, Conditions and Qualifications to Obligations under
                  Registration Covenants................................................................13
         2.7      Indemnification.......................................................................14

3.       Definitions....................................................................................17

4.       Rule 144 and Rule 144A.........................................................................20

5.       Amendments and Waivers.........................................................................20

6.       Nominees for Beneficial Owners.................................................................20

7.       Appointment of Representative..................................................................20

8.       Notices........................................................................................21

9.       Assignment.....................................................................................21

10.      Calculation of Percentage Interests in Registrable Securities..................................21

11.      No Inconsistent Agreements.....................................................................21

12.      Remedies.......................................................................................21

13.      Severability...................................................................................22

14.      Entire Agreement...............................................................................22

15.      Headings.......................................................................................22

16.      Governing Law..................................................................................22

17.      Counterparts...................................................................................22


         REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of January 28, 1998, between PLAYTEX PRODUCTS, INC., a Delaware corporation (the "Company") and J.W. CHILDS EQUITY PARTNERS, L.P., a Delaware limited partnership (the "Principal Stockholder") and the other persons who are set forth in Schedule A hereto (collectively with the Principal Stockholder, the "Childs Holders").

         The parties hereby agree as follows:

         1. Background. Pursuant to that certain Merger Agreement (as amended, the "Merger Agreement"), dated as of December 22, 1997, among the Company, PCG Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("Subsidiary"), Personal Care Holdings Inc., a Delaware corporation ("Target"), and the Principal Stockholder, the Childs Holders received as part of the consideration for their shares of common stock of Target, par value $.01 per share, among other things, in the aggregate, 9,257,375 shares (the "Shares") of Common Stock, par value $.01 per share, of the Company. Capitalized terms used herein but not otherwise defined shall have the meanings given them in
Section 3.

         2. Registration Under Securities Act, etc.

                  2.1 Registration on Request.

                      (a) Request. At any time after the date that is six months after the Effective Date (as defined in the Merger Agreement), upon the written request of the Childs Representative on behalf of one or more holders (the "Initiating Holders") of Registrable Securities that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities, the Company promptly will give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will use its best efforts to effect, at the earliest possible date, the registration under the Securities Act of:

                           (i) the Registrable  Securities which the Company has
                  been so requested to register by such Initiating Holders; and

                           (ii)  all  other  Registrable  Securities  which  the
                  Company has been requested to register by the Childs Representative on behalf of the holders thereof (such holders together with the Initiating Holders hereinafter are referred to as the "Selling Holders") by written request given to the Company within 30 days after the giving of such written notice by the

         Company, all to the extent necessary to permit the disposition of the Registrable Securities so to be registered.

                      (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 2.1, no securities other than Registrable Securities shall be included among the securities covered by such registration unless the Selling Holders of not less than 66-2/3% of all Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of such other securities; provided, however, that such consent shall not be required with respect to securities required to be registered by (a) the holders thereof (the "HWH Selling Holders") pursuant to
Section 2.2(a) of the HWH Agreement (such securities, "HWH Securities") and (b) the holders thereof (the "Third Party Selling Holders" and together with the HWH Selling Holders, the "Other Selling Holders") pursuant to Section 3(a) of the Stockholders Agreement (such securities, "Third Party Securities" and, together with the HWH Securities, the "Other Securities").

                      (c) Registration Statement Form.  Registrations under this
Section 2.1 shall be on such appropriate registration form of the Commission as shall be reasonably selected by the Company.

                      (d) Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall be deemed to have been effected if a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (unless the failure to so dispose of such Registrable Securities shall be caused solely by reason of a failure on the part of the Selling Holders); provided, that such period need not exceed 135 days. Notwithstanding the foregoing, a registration requested pursuant to this Section 2.1 shall not be deemed to have been effected if (i) after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable solely to the Selling Holders and has not thereafter become effective, or (ii) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than solely by reason of a failure on the part of the Selling Holders.

                      (e) Selection of Underwriters. The underwriter or underwriters of each underwritten offering of the Registrable Securities so to be registered shall be selected by the Childs Representative on behalf of Selling Holders of more than 50% of Registrable Securities to be included in such registration and shall be reasonably acceptable to the Company. For purposes of this Section 2.1(e), the Company hereby acknowledges that each of the underwriters identified on Schedule 2.1(e) hereto shall be deemed to be acceptable to the Company; provided that such acknowledgment is subject to the condition that with respect to any underwriter identified on such Schedule selected by the Selling Holders, there shall have not occurred since the date hereof any material change with respect to such underwriter which, in the reasonable determination of the Company, makes such underwriter unqualified to participate in an underwritten offering of Common Stock of which change the Company shall have notified the Childs Representative prior to any such demand under this Section 2.1 upon request from the Childs Representative.

                      (f) Priority in Requested Registration. If the managing underwriter of any underwritten offering shall advise the Company in writ ing (and the Company shall so advise each Selling Holder of Registrable Securities requesting registration of such advice) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Childs Representative on behalf of Selling Holders of 66-2/3% of the Registrable Securities requested to be included in such registration, the Company, except as provided below, will include in such registration, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering (the "Maximum Amount"), first, Third Party Securities requested to be included in such registration to the extent required to be included therein pursuant to the Stockholders Agreement, pro rata (based on the number of Third Party Securities requested to be included in such registration) among the Third Party Selling Holders requesting participation in such registration;

                  second, Registrable Securities requested to be included in such registration up to an aggregate amount equal to the lesser of (A) the aggregate amount of Registrable Securities requested to be included in such registration and (B) (x) if such registration is the first requested pursuant to this Section 2.1 (the "first registration"), the excess, if any, of the Maximum Amount over the amount of securities provided for in the preceding paragraph (such amount, the "Adjusted Maximum Amount"), but not in excess of 75% of the Maximum Amount, or (y) if such registration is the second requested pursuant to this Section 2.1 (the "second registration"), the sum of 50% of the Adjusted Maximum Amount plus the Recapture Amount;

                  third, HWH Securities requested to be included in such registration up to an aggregate amount equal to the lesser of (A) the aggregate amount of HWH Securities requested to be included in such registration and (B)
(x) if such registration is the first registration, the excess, if any, of the Maximum Amount over the amount of securities provided for in the two preceding paragraphs but not in excess of 25% of the Maximum Amount, or (y) if such registration is the second registration, 50% of the Adjusted Maximum Amount less the Recapture Amount;

                  fourth, to the extent that the amount of securities provided for in the three immediately preceding paragraphs is less than the Maximum Amount, Registrable Securities or HWH Securities, as applicable, requested to be included in such registration, up to the aggregate amount requested by the Selling Holders and HWH Selling Holders, respectively, to be included in such registration in excess of the amounts provided for in the three immediately preceding paragraphs; and

                  fifth, all securities proposed to be sold by the Company for its own account;

provided, that from and after the date on which the Stockholders Agreement is no longer in effect, all references to Third Party Securities in the foregoing priorities shall be deleted and the priorities provided for herein shall be automatically adjusted accordingly.

                  For purposes of the foregoing (A) all Registrable Securities included in such registration shall be allocated pro rata (based on the number of Registrable Securities held by each of the Selling Holders) among the Selling Holders requesting such registration and (B) all HWH Securities included in such registration shall be allocated pro rata (based on the number of HWH Securities held by each of the HWH Selling Holders) among the HWH Selling Holders requesting participation in such registration.

                  Notwithstanding the foregoing, if the total number of Registrable Securities requested to be included in any registration cannot be included, the Childs Representative on behalf of the holders of Registrable Securities requesting registration thereof pursuant to this Section 2.1, representing not less than 50% of the Registrable Securities with respect to which registration has been requested, shall have the right to withdraw the request for registration by giving written notice to the Company within 20 days after receipt of the notice from the managing underwriter described above by the Company and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which holders of Registrable Securities are entitled pursuant to this Section 2.1. If a request for registration is withdrawn pursuant to the immediately preceding sentence and at least 80% of the Registrable Securities requested to be included could have been included therein, the Registration Expenses incurred by the Company in connection with such withdrawn registration through the date of the Company's receipt of the notice requesting such withdrawal, shall be reimbursed by the Selling Holders, pro rata (based on the number of registrable securities requested to be included therein) among the Selling Holders.

                      (g) Limitations on Registration Requests. Notwithstanding anything in this Section 2.1 to the contrary, in no event will the Company be required to effect (i) in the aggregate, more than two registrations pursuant to this Section 2.1; provided that in the event that the holders of Registrable Securities are unable to include at least 50% of the relevant Maximum Amount with respect to any such registration requested pursuant to Section 2.1(a) as a result solely of the participation of the Third Party Selling Holders in such registration, then, unless the amount requested to be included in such registration is less than 50% of the relevant Maximum Amount, such registration shall not be counted for purposes of this clause (i), (ii) a registration pursuant to this Section 2.1 within the six-month period occurring immediately subsequent to the effectiveness (within the meaning of Section 2.1(d)) of a registration statement filed pursuant to this Section 2.1, unless a majority of the Disinterested Directors determines that effecting such second registration within the six-month period would not have a material adverse effect on the market price of the Common Stock, or (iii) a registration pursuant to Section
2.1 covering less than 30% of the then outstanding Registrable Securities.

                      (h) Expenses. The Company will pay all Registration Expenses in connection with any registrations requested pursuant to this Section 2.1.

                  2.2 Incidental Registration.

                      (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its Common Stock under the Securities Act by registration on any form other than Forms S-4 or S-8, whether or not for sale for its own account, it will each such time give prompt written notice to all registered holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 2.2. Upon the written request of any such holder (a "Requesting Holder") (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder) made as promptly as practicable and in any event within 30 days after the receipt of any such notice from the Company (15 days if the Company states in such written notice or gives telephonic or telecopied notice to all registered holders of Registrable Securities, with written confirmation to follow promptly thereafter, that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Requesting Holders thereof; provided, that prior to the effective date of the registration statement filed in connection with such registration, promptly upon notification to the Company from the managing underwriter of the price at which such securities are to be sold, if such price is below the price which any Requesting Holder shall have indicated to be acceptable to such Requesting Holder, the Company shall so advise such Requesting Holder of such price, and such Requesting Holder shall then have the right to withdraw its request to have its Registrable Securities included in such registration statement; provided, further, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registra tion statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder of Registrable Securities and (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to cause such registration to be effected as a registration under Section 2.1, and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section
2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1.

                      (b) Priority in Incidental Registrations. If the managing underwriter of any underwritten offering shall inform the Company by letter of its opinion that the number or type of Registrable Securities and Other Securities requested to be included in such registration would materially adversely affect such offering, and the Company has so advised the Requesting Holders and the holders of Other Securities that have requested Other Securities to be included in such registration ("Other Requesting Holders") in writing, then the Company will include in such registration, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering (the "Incidental Maximum Amount"):

                  (A) if such registration is the first or second registration initiated pursuant to Section 2.1 of the HWH Agreement:

                  first, Registrable Securities requested to be included in such registration up to the Recapture Amount;

                  second, HWH Securities requested to be included in such registration up to an amount equal to the lesser of (i) the aggregate amount of HWH Securities requested to be included in such registration and (ii) 85% of the Incidental Maximum Amount less the Recapture Amount;

                  third, Third Party Securities requested to be included in such registration to the extent required to be included therein pursuant to the Stockholders Agreement, pro rata (based on the number of Third Party Securities requested to be included in such registration) among the Third Party Requesting Holders requesting participation in such registration;

                  fourth, Registrable Securities requested to be included in such registration up to an amount equal to the lesser of (i) the aggregate amount of Registrable Securities requested to be included in such registration,
(ii) the excess of the Incidental Maximum Amount over the amount provided for in the three preceding paragraphs and (iii) 15% of the Incidental Maximum Amount;

                  fifth, Registrable Securities and Other Securities requested to be included in such registration, up to the aggregate amount requested by the Selling Holders and HWH Selling Holders to be included in such registration in excess of the amounts provided for in the preceding paragraphs; and

                  sixth, securities proposed by the Company to be sold for its own account;

                  (B) if such registration is the third or fourth registration initiated pursuant to Section 2.1 of the HWH Agreement:

                  first, Third Party Securities requested to be included in such registration to the extent required to be included therein pursuant to the Stockholders Agreement, pro rata (based on the number of Third Party Securities requested to be included in such registration) among the Third Party Requesting Holders requesting participation in such registration;

                  second, Registrable Securities and HWH Securities requested to be included in such registration, pro rata (based on the number of securities of the Company held by each Requesting Holder and each HWH Selling Holder) among such Requesting Holders and HWH Selling Holders; and

                  third, securities proposed by the Company to be sold for its own account;

                  (C) if such registration is initiated by the Third Party Selling Holders pursuant to Section 3(b) of the Stockholders Agreement:

                  first, Third Party Securities requested to be included in such registration by the Third Party Requesting Holders to the extent required to be included therein pursuant to the Stockholders Agreement, pro rata (based on the number of Third Party Securities requested to be included in such registration);

                  second, Registrable Securities and HWH Securities requested to be included in such registration, pro rata (based on the number of securities of the Company held by each Requesting Holder and each HWH Requesting Holder) among such Requesting Holders and HWH Requesting Holders; and
                  third, securities proposed by the Company to be sold for its own account; and

                  (D) in all other incidental registrations:

                  first, securities proposed by the Company to be sold for its own account;

                  second, Third Party Securities requested to be included in such registration to the extent required to be included therein pursuant to the Stockholders Agreement and HWH Securities, pro rata (based on the number of Other Securities requested to be included in such registration by each Other Requesting Holder) among the Other Requesting Holders requesting participation in such registration; and

                  third,  Registrable Securities;

provided, that from and after the date that the Stockholders Agreement is no longer in effect, (x) all references to Third Party Securities in the priorities set forth in clauses (A) and (B) above shall be deleted and the priorities provided for herein shall be automatically adjusted accordingly, (y) clause (C) above shall be deleted in its entirety, and (z) clause (D) shall be redesignated as clause (C) and shall be amended in its entirety to read as follows:

                  "(C)  in all other incidental registrations:

                  first, securities proposed by the Company to be sold for its own account; and

                  second, Registrable Securities and HWH Securities requested to be included in such registration, pro rata (based on the number of securities of the Company held by each Requesting Holder and each HWH Requesting Holder) among the Requesting Holders and the HWH Requesting Holders requesting participation in such registration."

                  For purposes of the foregoing, to the extent not otherwise provided for above, (x) all Registrable Securities included in any such registration shall be allocated pro rata (based on the number of Registrable Securities held by each of the Requesting Holders) among the Requesting Holders and (y) all HWH Securities included in any such registration shall be allocated pro rata (based on the number of HWH Securities held by each of the HWH Requesting Holders) among the HWH Requesting Holders.

                      (c) Expenses. The Company will pay all Registration Expenses in connection with any registration contemplated pursuant to this
Section 2.2.

                  2.3 Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company will, as expeditiously as possible:

                           (i) prepare and (within 90 days after the end of the period within which requests for registration may be given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                           (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective in accordance with Section 2.1(d) hereof and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that except with respect to any such registration statement filed pursuant to Rule 415 under the Securities Act, such period need not exceed 135 days;

                           (iii) furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

                           (iv) use its reasonable  best efforts (x) to register
                  or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (z) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                           (v) use its best  efforts  to cause  all  Registrable
                  Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the reasonable opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                           (vi) furnish at the effective date of such registration statement to each seller of Registrable Securities, and each such seller's underwriters, if any, a signed counterpart of:

                           (x) an opinion of counsel for the Company,  dated the
                  effective date of such registration statement and, if applicable, the date of the closing under the underwriting agreement; and

                           (y) a  "comfort"  letter  signed  by the  independent
                  public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement,

                  covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' comfort letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the underwriters may reasonably request;

                           (vii) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                           (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months after the effective date of such registration statement), an earnings statement covering the period of at least twelve months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

                           (ix) provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration; and

                           (x) use its  best  efforts  to list  all  Registrable
                  Securities covered by such registration statement on any national securities exchange on which Registrable Securities of the same class covered by such registration statement are then listed and, if no such Registrable Securities are so listed, on any national securities exchange on which the Common Stock is then listed.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

         Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (vii) of this
Section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this
Section 2.3 and, if so directed by the

Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                  2.4 Underwritten Offerings.

                      (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Childs Representative on behalf of the holders of Registrable Securities representing at least 50% of all Registrable Securities and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.7 or such other indemnities as are customarily received by underwriters in public offerings of similar securities. The holders of the Registrable Securities proposed to be sold by such underwriters will reasonably cooperate with the Company in the negotiation of the underwriting agreement. Such holders of Registrable Securities to be sold by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution or any other representations required by applicable law.

                      (b) Incidental Underwritten Offerings. If the Company proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any Requesting Holder of Registrable Securities, use its reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Requesting Holder among the securities of the Company to be distributed by such underwriters, subject to the provisions of Section 2.2(b). The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such Requesting Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Requesting Holder, such Requesting Holder's Registrable Securities and such Requesting Holder's intended method of distribution or any other representations required by applicable law.

                      2.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Childs Representative on behalf of the holders of Registrable Securities to be registered under such registration statement, their underwriters, if any, and their respective counsel the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such reasonable access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                      2.6 Limitations, Conditions and Qualifications to Obligations under Registration Covenants. The Company shall be entitled to postpone for a reasonable period of time (but not exceeding 90 days) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2.1 if the Company determines, in its reasonable judgment, that such registration and offering would interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company and promptly gives the holders of Registrable Securities requesting registration thereof pursuant to Section 2.1 written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, holders of Registrable Securities requesting registration thereof pursuant to Section 2.1, representing not less than 50% of the Registrable Securities with respect to which registration has been requested, shall have the right to withdraw the request for registration by giving written notice to the Company within 30 days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which holders of Registrable Securities are entitled pursuant to Section 2.1 hereof.

                  2.7 Indemnification.

                      (a) Indemnification by the Company. The Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 2.1 or 2.2, each seller of any Registrable Securities covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act or the Exchange Act, and their respective directors, officers, partners, agents and affiliates, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or any such director, officer, partner, agent, affiliate or controlling person may become subject under the Securities Act or otherwise, including, without limitation, the reasonable fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller or underwriter and each such director, officer, partner, agent, affiliate and controlling Person for any reasonable legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement of any material fact contained in any such registration statement, preliminary prospectus, final prospectus or summary prospectus contained therein or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading in a prospectus or prospectus supplement, if such untrue statement or omission is completely corrected in an amendment or supplement to such prospectus or prospectus supplement, the seller of the Registrable Securities has an obligation under the Securities Act to deliver a prospectus or prospectus supplement in connection with such sale of Registrable Securities and the seller of Registrable

Securities thereafter fails to deliver such prospectus or prospectus supplement as so amended or supplemented prior to or concurrently with the sale of Registrable Securities to the person asserting such loss, claim, damage or liability after the Company has furnished such seller with a sufficient number of copies of the same. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or underwriter or any such director, officer, partner, agent, affiliate or controlling person and shall survive the transfer of such securities by such seller or underwriter.

                      (b) Indemnification by the Sellers. As a condition to including any Registrable Securities in any registration statement, the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.7(a)) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who participates as an underwriter in the offering or sale of such securities and each other Person who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party under this Section 2.7(b) shall be limited to the amount of proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

                      (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.7(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Sec tion 2.7, except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that any indemnified party may, at its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action or proceeding in which both the Company and an indemnified party is, or is reasonably likely to become, a party, such indemnified party shall have the right to employ separate counsel at the Company's expense and to control its own defense of such action or proceeding if, in the reasonable opinion of counsel to such indemnified party, (a) there are or may be legal defenses available to such indemnified party or to other indemnified parties that are different from or additional to those available to the Company or (b) any conflict or potential conflict exists between the Company and such indemnified party that would make such separate representation advisable; provided, however, that in no event shall the Company be required to pay fees and expenses under this Section 2.7 for more than one firm of attorneys representing the indemnified parties (together, if appropriate, with one firm of local counsel per jurisdiction) in any one legal action or group of related legal actions. No indemnifying party shall be liable for any settle ment of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as a term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party.

                      (d) Contribution. If the indemnification provided for in this Section 2.7 shall for any reason be held by a court to be unavailable to an indemnified party under Section 2.7(a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 2.7(a) or (b), the indemnified party and the indemnifying party under Section 2.7(a) or (b) shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement, provided, that for purposes of this clause (ii), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount of proceeds received by such prospective sellers. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this Section 2.7(d) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

                      (e) Other Indemnification. Indemnification and contribution similar to that specified in the preceding subdivisions of this
Section 2.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

                      (f) Indemnification Payments. The indemnification and contribution required by this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Common Stock" shall mean and include the Common Stock, par value $.01 per share, of the Company and each other class of capital stock of the Company that does not have a preference over any other class of capital stock of the Company as to dividends or upon liquidation, dissolution or winding up of the Company and, in each case, shall include any other class of capital stock of the Company into which such stock is reclassified or reconstituted.

                  "Disinterested Director" means, with respect to any transaction or series of related transactions, a member of the board of directors of the Company who does not have any material direct or indirect financial interest in or with respect to such transaction or series of related transactions.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any superseding Federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such superseding Federal statute.

                  "HWH Agreement" means the Registration Rights Agreement dated as of March 17, 1995 among the Company, HWH Capital Partners, L.P., HWH Valentine Partners, L.P., and HWH Surplus Valentine Partner, L.P.

                  "Incidental Maximum Amount" is defined in Section 2.2(b).

                  "Initiating Holder" is defined in Section 2.1.

                  "Person" means any individual, firm, corporation, partnership, limited liability company or partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind and shall include any successor (by merger or otherwise) of such entity.

                  "Recapture Amount" means the sum of (A) in the event that Selling Holders have requested registration of Registrable Securities representing, in the aggregate, more than the Adjusted Maximum Amount with respect to the first registration effected by the Company pursuant to Section
2.1 hereof, the excess, if any, of (x) the lower of 75% of the Maximum Amount with respect to such registration or the aggregate amount requested by the Selling Holders to be included in such registration, over (y) the number of Registrable Securities included in such registration, plus (B) in the event that Requesting Holders have requested registration of Registrable Securities representing, in the aggregate, more than 15% of the Incidental Maximum Amount with respect to the first registration effected by the Company pursuant to
Section 2.1 of the HWH Agreement, the excess, if any, of (x) 15% of such Incidental Maximum Amount, over (y) the number of Registrable Securities included in such registration. The Recapture Amount in respect of any registration effected by the Company pursuant to Section 2.1 hereof or Section
2.1 of the HWH Agreement shall be adjusted to reflect the inclusion of any portion of the Recapture Amount included in any prior registration.

                  "Registrable Securities" means any Shares and any Related Registrable Securities. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration of such distribution under the Securities Act, (d) they shall have been transferred or distributed to any limited partner, general partner, member or holder of interests (however called) of any Childs Holder or
(e) they shall have ceased to be outstanding.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration and filing fees, all fees of the New York Stock Exchange, other national securities exchanges or the National Association of Securities Dealers, Inc., all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions with respect to the Registrable Securities) and the reasonable fees and expenses of one counsel to the Selling Holders (selected by Selling Holders representing at least 50% of the Registrable Securities covered by such registration); provided, however, that in the event the Company shall determine, in accordance with Section 2.2(a) or Section 2.6, not to register any securities with respect to which it had given written notice of its intention to so register to holders of Registrable Securities, all of the costs of the type (and subject to any limitation to the extent) set forth in this definition and incurred by Requesting Holders in connection with such registration on or prior to the date the Company notifies the Requesting Holders of such determination shall be deemed Registration Expenses.

                  "Related Registrable Securities" means with respect to the Shares any securities of the Company issued or issuable with respect to any of the Shares by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

                  "Requesting Holder" is defined in Section 2.2.

                  "Securities Act" means the Securities Act of 1933, as amended, or any superseding Federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any such superseding Federal statute.

                  "Securityholder" means any of the parties to the HWH Agreement and the Stockholders Agreement, respectively, in each case other than the Company.

                  "Selling Holder" is defined in Section 2.1.

                  "Stockholders Agreement" means the Amended and Restated Stockholders Agreement, dated as of November 5, 1991, by and among Playtex FP Group Incorporated, the management investors listed on Schedule A thereto, ML-Lee Acquisition Fund, L.P., Thomas H. Lee Company and the related persons thereof set forth on Schedule B thereto, Chesterfield Investments and Sara Lee Corporation, as amended by Amendment No. 1, dated as of March 17, 1995 and effective as of June 6, 1995, by and among the Company, Joel E. Smilow, Richard Smilow Trust, William Smilow Trust, Susan Varsa Trust, Hercules P. Sotos, Christina Sotos Trust, Peter Sotos Trust, Cynthia Sotos Trust, Calvin J. Gauss and the 1989 Thomas H. Lee Nominee Trust, dated as of September 29, 1989.

         4. Rule 144 and Rule 144A. The Company shall take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

         5. Amendments and Waivers. This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of at least 50% of the Registrable Securities affected by such amendment, action or omission to act. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

         6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         7. Appointment of Representative. Each Childs Holder hereby authorizes and appoints the Principal Stockholder as its representative and agent for purposes of accepting and delivering notices and taking actions hereunder on behalf of each such Childs Holder hereunder and the Company acknowledges and consents thereto. The Principal Stockholder acting in such capacity is sometimes referred to herein as the "Childs Representative."

         8. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                  (a) if to the Principal Stockholder, addressed to it in the manner set forth in the Merger Agreement, or at such other address as it shall have furnished to the Company in writing in the manner set forth herein; or

                  (b) if to the Company, addressed to it in the manner set forth in the Merger Agreement, or at such other address as the Company shall have furnished to each holder of Registrable Securities at the time outstanding in the manner set forth herein.

                  All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by a courier, if delivered by overnight courier service; three business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

         9. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and, with respect to the Company only, its respective successors and permitted assigns.

         10. Calculation of Percentage Interests in Registrable Securities. For purposes of this Agreement, all references to a percentage of the Registrable Securities shall be calculated based upon the number of Registrable Securities out standing at the time such calculation is made.

         11. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities, or modify, amend, supplement or extend any existing agreement with respect to its securities, which is or will be inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

         12. Remedies. Each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         13. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Principal Stockholder shall be enforceable to the fullest extent permitted by law.

         14. Entire Agreement. This Agreement, together with the Merger Agreement (including the exhibits and schedules thereto) and the Stockholders Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Merger Agreement (including the exhibits and schedules thereto) and the Stockholders Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

         15. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         16. Governing Law. This Agreement has been negotiated, executed and delivered in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

         17. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives hereunto duly authorized as of the date first above written.

                                    PLAYTEX PRODUCTS, INC.


                                    By: /s/ Michael F. Goss
                                       Name:  Michael F. Goss
                                       Title: Executive Vice President
                                                 and Chief Financial Officer

                                    J.W. CHILDS EQUITY PARTNERS, L.P.

                                    By: J.W. CHILDS ADVISORS, L.P., its
                                          general partner

                                    By: J.W. Childs Associates, L.P., its
                                          general partner

                                    By: J.W. Childs Associates, Inc.


                                           By: /s/ Adam L. Suttin
                                              Name: Adam L. Suttin
                                              Title: Vice President

                                                               Schedule 2.1(e)



                            Acceptable Underwriters:


Merrill Lynch & Co., Inc.
Morgan Stanley, Dean Witter, Discover & Co.
Salomon Brothers Inc.
Donaldson Lufkin & Jenrette
NationsBank Montgomery
Goldman, Sachs & Co.
BT Alex Brown Incorporated
Credit Suisse First Boston
PaineWebber Incorporated

                                   Schedule A

Bock Family Trust                               James D. Murphy and Diane G. Murphy
J.W. Childs Equity Partners, L.P.               Joseph Pachella
James E. Childs                                 Leslie A. Paparone
John W. Childs                                  Jay E. Politi
Richard S. Childs                               Kenneth F. Reilly
The Dowds Family Investment Trust               Joel Slank
Kenneth M. Evans                                Daniel M. Synan
Adam T. Feild                                   Anne Tashjian
Timothy J. Healy                                James D. Tates
Glenn A. Hopkins                                Sharad B. Tilak
Jerry D. Horn                                   Paul W. Tonnesen
Alan R. Koss Revocable Living Trust             Mariane Wojcicki
Alan R. Koss                                    Karen A. August
Lambros J. Lambros                              Dennis G. Podlesak
Stephanie L. Mansfield                          Julie B. Sweeney
Lawrence J. Mansfield and Edith R. Mansfield    Neil P. Guller
Jenny Childs Preston                            Stephen K. Carrico
Raymond B. Rudy                                 Michael Fleury
Steven G. Segal                                 James P. Garvey
Steven G. Segal 1995 Irrevocable Trust          Marcie J. Griesmeyer
SGS 1995 Family Limited Partnership             David Hays
SGS-III Family Limited Partnership              Kim Levine
Mario E. Soussou                                Michael Cox
Adam L. Suttin                                  Rebecca Cushing
Suttin Family Trust                             Teresita Eugenio
Gagan Verma                                     Peter Gower
Stephen H. Wise                                 Thomas Horton
Catherine Durden                                Lee Jacobs
Michael P. Ferry                                Loren Block
Debra T. Follick                                Christina Bartolick
Bruce A. Goldsmith                              Cheryl Lawler
William R. Kinder
Michael J. Metzger
Donald W. Miller
Dennis L. Moore
Donald G. Morgan